SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 16, 2004




                              BOOKS-A-MILLION, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                     0-20664                  63-0798460
  ----------------------          --------------           -------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

    402 Industrial Lane, Birmingham, Alabama                     35211
   ------------------------------------------                ------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (205) 942-3737

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Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed".

    Exhibit No.                                       Description
   --------------                         -------------------------------------
      99.1                                Press Release Dated November 16, 2004

Item 2.02 Results of Operations and Financial Condition.


     On November 16, 2004, Books-A-Million, Inc. issued a press release announcing its financial results for the quarter ended October 30, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto, including Exhibit 99.1, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.












                                   SIGNATURES
                            -----------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2004                          BOOKS-A-MILLION, INC.


                                                By:/s/ Richard S. Wallington
                                                   ---------------------------
                                                       Richard S. Wallington
                                                       Chief Financial Officer




                                  EXHIBIT INDEX


     Exhibit No.                                       Description
   --------------                          -----------------------------------
      99.1                                 Press Release Dated November 16, 2004


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